PMF II
                  Supplement to Prospectus dated April 30, 1997



      Effective April 1, 1998, Boniface A. Zaino became a Managing Director and Senior Portfolio Manager of Royce & Associates, Inc. and portfolio manager for PMF II. He had been a Group Managing Director of Trust Company of the West and TCW Asset Management Company, which he joined in 1984. From 1968-1984, Mr.
Zaino was employed by Lehman Brothers and its predecessors and served as President and Director of Lehman Capital Fund, Executive Vice President and Director of Lehman Management Company and Principal of Lehman Brothers.

      The Royce Fund's Board of Trustees has made two changes to PMF II's non-fundamental investment policies/restrictions in connection with Mr. Zaino's becoming PMF II's portfolio manager. The first change allows PMF II, while still focusing its investments on small and micro-cap companies, to have, in certain market environments, an equal or greater weighting of larger capitalization company securities in its portfolio. The second change increases the maximum level of Fund assets which may be invested in below investment grade non-convertible debt securities from 5% to 15%.




April 1, 1998